EXECUTION Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omitted information. 1 SUMMIT THERAPEUTICS, INC. COMMON STOCK ISSUANCE AGREEMENT THIS COMMON STOCK ISSUANCE AGREEMENT (this “Agreement”) is made and entered into as of January 17, 2023, by and between SUMMIT THERAPEUTICS, INC., a corporation organized under the laws of the State of Delaware (the “Company”), and AKESO, INC., a corporation incorporated in the Cayman Islands as an exempted company with limited liability (the “Purchaser”). RECITALS WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act; WHEREAS, the Company and the Purchaser are parties to that certain Collaboration and License Agreement, dated as of December 5, 2022 (as may be amended or restated from time to time, the “License Agreement”) pursuant to which, among other things, the Purchaser granted to the Company certain exclusive rights and licenses to certain of the Purchaser’s technology; WHEREAS, as partial consideration for the grant to the Company of certain exclusive rights and licenses to certain of the Purchaser’s technology pursuant to the License Agreement, the Purchaser has elected to receive from the Company an aggregate of 10,000,000 shares (the “Shares”) of Common Stock, par value $0.01 per share, of the Company (“Common Stock”), having an aggregate value of $25,100,000 as determined pursuant to the License Agreement; and WHEREAS, in satisfaction of the Company’s obligation to issue the Shares to the Purchaser pursuant to the License Agreement, the Company desires to issue the Shares to the Purchaser, and the Purchaser desires to acquire the Shares, in each case on the terms and conditions set forth herein. AGREEMENT NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. AGREEMENT TO ISSUE AND ACQUIRE. 1.1 Authorization of Shares. The Company has authorized the offer and issuance of the Shares to the Purchaser. 1.2 Issuance and Acquisition. Subject to the terms and conditions hereof, at the Closing (as defined below), the Company hereby agrees to issue to the Purchaser, and the Purchaser hereby agrees to acquire from the Company, the Shares as partial consideration for the Purchaser providing the Company with certain exclusive rights and licenses to certain of the Purchaser’s technology pursuant to the License Agreement. 2. CLOSING.

2.1 Closing. Subject to the satisfaction of the closing conditions set forth in Section 6, the closing of the issuance and acquisition of the Shares under this Agreement (the “Closing”) shall take place on the second Business Day after the Antitrust Clearance Date (as defined in the License Agreement), or at such other time or place as the Company and the Purchaser may mutually agree, upon the physical or electronic exchange among the parties and their counsel of all documents and deliverables required under this Agreement (such date is hereinafter referred to as the “Closing Date”). On or before the Closing, the Shares shall be delivered to the Purchaser via a book-entry record through the Company’s transfer agent. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed. 3. REGISTRATION. 3.1 Resale Registration Statement. As soon as reasonably practicable following the issuance of the Shares, but in any event within sixty (60) days following the issuance of the Shares (the “Filing Deadline”), the Company shall file with the Securities and Exchange Commission a registration statement on Form S-1 or Form S-3 pursuant to Rule 415 (the “Resale Registration Statement”) under the Securities Act of 1933, as amended, pursuant to which all of the Registrable Securities (as defined below) shall be registered to enable the public resale on a delayed or continuous basis of the Registrable Securities by the Purchaser. For purposes of this Agreement, “Registrable Securities” means the Shares held by the Purchaser including, without limitation, any shares of Common Stock issued or distributed in respect of any such Shares by way of stock dividend, stock split or distribution, or in connection with a combination of shares, recapitalization, reorganization, merger or consolidation, or otherwise, but excluding shares of Common Stock acquired in the open market before or after the date hereof, provided, however, that the Shares will cease to be “Registrable Securities” when (a) the Shares have been sold pursuant to an effective registration statement or (b) the Shares proposed to be sold by Purchaser, in the opinion of counsel satisfactory to the Company, may be distributed to the public without any limitation pursuant to Rule 144 of the Securities Act (or any successor provision then in effect). “Reporting Period” means the period commencing on the Closing Date and ending on the date that all the Shares cease to be Registrable Securities. The Company shall use its commercially reasonable efforts to have the Resale Registration Statement declared effective under the Securities Act as soon as reasonably practicable after filing; provided, however the Company shall not be required to include or incorporate by reference into its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 the information required by Part III of Form 10-K until the date that is 120 days after the end of the Company’s fiscal year ended December 31, 2022. The Company shall maintain the effectiveness of such Resale Registration Statement (or any replacement Resale Registration Statement) with respect to the Registrable Securities in accordance with the terms hereof for a period ending on the date on which all Registrable Securities covered by such Resale Registration Statement have been sold pursuant to such Resale Registration Statement or have otherwise ceased to be Registrable Securities. Subject to any comments from the staff of the SEC (the “Staff”), such Resale Registration Statement shall include the plan of distribution attached hereto as Exhibit B; provided, however, that no Purchaser shall be named as an “underwriter” in the Resale Registration Statement without the Purchaser’s prior written consent. Such Resale Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Purchaser. 3.2 Rule 415; Cutback. If at any time the Staff takes the position that the offering of some or all of the Registrable Securities in a Resale Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires the Purchaser to be named as an “underwriter,” the Company shall use its reasonable best efforts to persuade the SEC that the offering contemplated by the Resale Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that the Purchaser is not an “underwriter.” In the event that, despite the Company’s reasonable best efforts and compliance with the terms of this Section 3.2, the Staff refuses to alter its position, the Company shall (i) remove from the Resale Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Staff may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name the Purchaser as an “underwriter” in such Resale Registration Statement without the prior written consent of the Purchaser. From and after the first date as the Company is able to effect the registration of any Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares), all of the provisions of this Section 3 shall again be applicable to such Cut Back Shares; provided, however, that the Filing Deadline for the Resale Registration Statement including such Cut Back Shares shall be ten Business Days after such Restriction Termination Date. 3.3 Related Obligations. At such time as the Company is obligated to file a Resale Registration Statement with the SEC pursuant to Section 3.1 hereof, the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations: (a) The Company shall submit to the SEC promptly after the Company learns that no review of a particular Resale Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Resale Registration Statement, as the case may be, a request for acceleration of effectiveness of such Resale Registration Statement to a time and date not later than two Business Days after the submission of such request. The Company shall keep each Resale Registration Statement effective pursuant to Rule 415 at all times with respect to the Purchaser’s Registrable Securities until the expiration of the Reporting Period. The Company shall ensure that each Resale Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Resale Registration Statement and the prospectus used in connection with such Resale Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Resale Registration Statement effective (or in the event a Resale Registration Statement expires pursuant to Rule 415(a)(5) promulgated under the Securities Act, file a replacement Resale Registration Statement and keep such replacement Resale Registration Statement effective) for the period beginning on the date on which the initial Resale Registration Statement is declared or becomes effective and ending at the conclusion of the Reporting Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Resale Registration Statement. (c) Upon request of the Purchaser, the Company shall furnish to the Purchaser without charge, (i) promptly after the Resale Registration Statement including the Purchaser’s Registrable Securities is filed with the SEC, at least one copy of such Resale Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, and if requested by the Purchaser, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Resale Registration Statement, 10 copies of the prospectus included in such Resale Registration Statement and all amendments and supplements thereto (or such other number of copies as the Purchaser may reasonably request) and (iii) copies of any preliminary or final prospectus as the Purchaser may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities. (d) The Company shall notify the Purchaser in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Resale Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Resale Registration Statement to correct such untrue statement or omission, and upon request deliver 10 copies of such supplement or amendment to the Purchaser (or such other number of copies as the Purchaser may reasonably request). Unless such information is publicly available, the Company shall also promptly notify the Purchaser in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Resale Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Purchaser by facsimile or email on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Resale Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Resale Registration Statement would be appropriate. (e) The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Resale Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in the United States and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Purchaser who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose. (f) The Company agrees that any non-public information provided by the Purchaser to the Company pursuant to this Agreement shall be deemed “COMPANY Information” as defined in that certain Mutual Non-Disclosure Agreement, dated [**], by and between Summit Therapeutics Sub, Inc. and Akeso Biopharma Co., Ltd. and shall be subject to the terms thereof; provided that such information may be used for the purposes contemplated in this Agreement, and that Purchaser has identified in writing such information as COMPANY Information. (g) The Company shall cooperate with the Purchaser and, to the extent applicable, facilitate the timely preparation and delivery of book-entry notations (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Resale Registration Statement and enable such book-entry notations to be in such denominations or amounts, as the case may be, as the Purchaser may reasonably request and registered in such names as the Purchaser may request. (h) If requested by the Purchaser, the Company shall, as soon as practicable, (i) incorporate in a prospectus supplement or post-effective amendment such information as the Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post- effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Resale Registration Statement if reasonably requested by the Purchaser.

(i) The Company shall use commercially reasonable efforts to cause the Registrable Securities covered by a Resale Registration Statement to be registered with or approved by such other U.S. federal or state governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities in the United States. (j) The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder. (k) Within two Business Days after a Resale Registration Statement that covers Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (with copies to the Purchaser) confirmation that such Resale Registration Statement has been declared effective by the SEC. (l) Notwithstanding anything to the contrary herein, at any time after the Effectiveness Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Company’s Board of Directors (the “Board”) and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Purchaser in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Purchaser) and the date on which the Grace Period will begin, and (ii) notify the Purchaser in writing of the date on which the Grace Period ends; and, provided further, that the Grace Periods shall not exceed an aggregate of 45 Trading Days during any 365-day period and the first day of any Grace Period must be at least 15 days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Purchaser receive the notice referred to in clause (i) and shall end on and include the later of the date the Purchaser receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3.3(e) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3.3(d) with respect to the information giving rise thereto unless such material, non- public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver un-legended shares of Common Stock to a transferee of any Purchaser in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which the Purchaser has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Resale Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the Purchaser’s receipt of the notice of a Grace Period and for which the Purchaser has not yet settled. “Trading Day” means any day on which the Common Stock is traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time). Notwithstanding the foregoing in this Section 3.3(l), as long as Dr. Michelle Xia is a member of the Board and serves as an officer of the Purchaser, the Purchaser agrees to be bound by the Company’s insider trading policy and blackout trading windows applicable to all members of the Board. 3.4 Resale Registration Statement Questionnaire. The Purchaser shall provide the Company with a completed and executed stockholder questionnaire in the form attached hereto as Exhibit A (the “Questionnaire”). Notwithstanding anything to the contrary contained in this Agreement, if the Purchaser has not returned a completed and executed Questionnaire within twenty (20) days following the issuance of the Shares, the Company shall not be obligated to file the Resale Registration Statement in accordance with Section 3.1 until the date that is 10 days after the date the Purchaser delivers the completed and executed Questionnaire to the Company. 3.5 Expenses of Registration. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to this Section 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company. Notwithstanding the foregoing, in no event shall the Company be responsible for underwriting discounts, commissions, placement agent fees or other similar expenses payable with respect to Registrable Securities being sold or offered for sale by the Purchaser. 3.6 Reports under the Exchange Act. With a view to making available to the Purchaser the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Purchaser to sell securities of the Company to the public without registration (“Rule 144”), the Company shall use reasonable best efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, during the Reporting Period; (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the rules and regulations promulgated thereunder, and not take any action or file any document (whether or not permitted by the Securities Act or the rules and regulations promulgated thereunder) to terminate or suspend the Company’s reporting and filing obligations under the Exchange Act or Securities Act; and (c) furnish to the Purchaser, so long as any Purchaser owns Registrable Securities, promptly upon request during the Reporting Period: (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144 without registration. 3.7 Assignment of Registration Rights. The rights under Section 3 may not be assigned without the prior written consent of the Company; provided however that the Purchaser’s rights and duties hereunder shall, without the prior written consent of the Company, be automatically assigned to any one or more directly or indirectly wholly-owned subsidiaries of the Purchaser once all or any portion of the Purchaser’s Registrable Securities are transferred to such subsidiaries in a transaction complying with applicable securities laws if: (i) the Company is given at least five (5) days prior written notice of the intent to transfer prior to such transfer, (ii) the Purchaser agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (iii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iv) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (v) at or before the time the Company receives the written notice contemplated by clause (iii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of this Agreement and applicable securities laws.. Following any such transfer in accordance with this Section 3.7, the Company shall thereafter use commercially reasonable efforts to amend or supplement the selling stockholder table contained in the Resale Registration Statement to reflect such change in beneficial ownership of the affected Registrable Securities.

3.8 Indemnification. (a) Company Indemnification. The Company will indemnify the Purchaser who holds Registrable Securities (if Registrable Securities held by the Purchaser are included in the securities as to which such registration is being effected), each of its officers and directors, partners, members and each Person controlling the Purchaser within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any Resale Registration Statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such Resale Registration Statement, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (B) any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration; and in each case, the Company will reimburse each the Purchaser, each of its officers and directors, partners, members and each person controlling the Purchaser, for any legal and any other documented expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on (X) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Purchaser or controlling person, and stated to be specifically for use therein, (Y) the use by the Purchaser of an outdated or defective prospectus after the Company has notified the Purchaser in writing that the prospectus is outdated or defective or (Z) the Purchaser’s (or any other indemnified person’s) failure to send or give a copy of the prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such prospectus or supplement. (b) Purchaser Indemnification. Each Purchaser holding Registrable Securities will, if Registrable Securities held by the Purchaser are included in the securities as to which such registration is being effected, severally and not jointly, indemnify the Company, each of its directors and officers, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on: (A) any untrue statement (or alleged untrue statement) of a material fact contained in any such Resale Registration Statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such Resale Registration Statement, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein ,in light of the circumstances in which they were made, not misleading, to the extent, and only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Resale Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by the Purchaser and stated to be specifically for use therein, or (B) any violation by the Purchaser of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Purchaser, and in each case, the Purchaser will reimburse the Company, each other holder, and directors, officers, persons, underwriters or control persons of the Company and the other holders for any legal or any other documented expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that the indemnity agreement contained in this Section 3.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such indemnifying Purchaser (which consent shall not be unreasonably withheld or delayed). The liability of any Purchaser for indemnification under this Section 3.8(b) in its capacity as a seller of Registrable Securities shall not exceed the amount of proceeds to the Purchaser of the securities sold in any such registration. (c) Notice and Procedure. Each party entitled to indemnification under this Section 3.8 (each, an “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. (d) Contribution. If the indemnification provided for in this Section 3.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the untrue statement or omission that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by the Purchaser hereunder exceed the proceeds from the offering received by the Purchaser. The amount paid or payable by a party as a result of any loss, claim, damage or liability shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 3.8 was available to such party in accordance with its terms. (e) Survival. The obligations of the Company and the Purchaser under this Section 3.8 shall survive completion of any offering of Registrable Securities in a Resale Registration Statement and the termination of this Agreement. The indemnity and contribution agreements contained in this Section 3.8 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of other remedies or causes of action that the parties may have under this Agreement.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser, as of the date of this Agreement and as of the Closing Date, as set forth below, except as set forth in the Company Reports (as defined below), which disclosures serve to qualify these representations and warranties in their entirety. 4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has all the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing (if a good standing concept exists in such jurisdiction) in every jurisdiction in which the ownership of its property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any (i) material adverse effect on the reservation, issuance, delivery or validity of the Shares, as applicable, or the transactions contemplated hereby or on the ability of the Company to perform its obligations under this Agreement, or (ii) material adverse effect on the condition (financial or otherwise), prospects, properties, assets, liabilities, business or operations of the Company. 4.2 Authorization; Binding Obligations. The Company has all requisite power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement. All action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder at the Closing and the authorization, offer, issuance and delivery of the Shares pursuant hereto has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, will be the valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. 4.3 Compliance with Other Instruments. The execution, delivery and performance of and compliance with this Agreement, and the offer and issuance of the Shares pursuant to this Agreement, will not, with or without the passage of time or giving of notice, result in any such violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties, except as would not have a Material Adverse Effect. 4.4 Offering Valid. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 5.4, the offer and issuance of the Shares will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the offer and issuance of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws. 4.5 Company Reports; Internal Controls and Procedures; Financial Statements. (a) The Company has filed with the SEC all statements, reports, schedules, forms and other documents required to be filed by the Company with the SEC since December 1, 2021 on a timely basis or has received a valid extension of such time of filing and has filed any such documents prior to the expiration of any such extension (the foregoing, collectively, the “Company Reports”). As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) each of the Company Reports (i) was accurate and complete in all material respects; (ii) complied as to form with the applicable requirements of the Exchange Act (as the case may be) and the applicable rules and regulations of the SEC thereunder; and (iii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. (b) The consolidated financial statements (including any related notes) contained or incorporated by reference in the Company Reports (as amended prior to the date of this Agreement): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q, Form 8-K or any successor form under the Exchange Act, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material in amount); and (iii) fairly presented, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its consolidated subsidiaries for the periods covered thereby. 4.6 Current Reports. With a view to making available to the Purchaser the benefits of any rule or regulation of the SEC that may at any time permit the Purchaser to sell securities of the Company to the public without registration, the Company shall: (a) make and keep available adequate current public information; and (b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act. 4.7 Valid Issuance of Shares. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement and the License Agreement, the Shares will be validly issued, fully paid and non-assessable, and shall be free and clear of all encumbrances, and will not be subject to preemptive rights or other similar rights of stockholders of the Company. 4.8 Consents. Subject to the accuracy of the representations and warranties of the Purchaser set forth in Section 5 hereof, neither the execution, delivery or performance of this Agreement by the Company, nor the consummation by it of the obligations and transactions contemplated hereby (including, without limitation, the issuance, the reservation for issuance and the delivery of the Shares and the provision to the Purchaser of the rights contemplated by this Agreement) requires any consent of, authorization by, exemption from, filing with or notice to any Governmental Entity or any other Person, other than (a) filings required under applicable U.S. federal and state securities laws and (b) filings pursuant to the rules and regulations of Nasdaq (as defined below). “Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority, self-regulatory organization or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal. “Person” means and includes all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures, limited liability companies and other entities and governments and agencies and political subdivisions. 4.9 No Conflicts.

(a) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the issuance, the reservation for issuance and the delivery of the Shares and the provision to the Purchaser of the rights contemplated by the this Agreement) will not (a) result in a violation of the certificate of incorporation, as amended, the by- laws, as amended (the “Charter Documents”) or require the approval of the Company’s stockholders, (b) violate, conflict with or result in the breach of the terms, conditions or provisions of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, acceleration or cancellation under, any material agreement, lease, mortgage, license, indenture, instrument or other contract to which the Company is a party, (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected, (d) result in a violation of or require stockholder approval under any rule or regulation of Nasdaq, or (e) result in the creation of any encumbrance upon any of the Company’s assets, except in the case of subclauses (b), (c) and (e), as would not have a Material Adverse Effect. (b) The Company is not (i) in violation of its Charter Documents, (ii) in default (and no event has occurred which, with notice or lapse of time or both, would cause the Company to be in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party, nor has the Company received written notice of a claim that it is in default under, or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (iii) in violation of, or in receipt of written notice that it is in violation of, any law, ordinance or regulation of any Governmental Entity, except where the violation would not result in a Material Adverse Effect, and (iv) in violation of any order of any Governmental Entity having jurisdictional over the Company or any of the Company’s or properties or assets, except where the violation would not result in a Material Adverse Effect. “Material Contract” means all written and oral contracts, agreements, deeds, mortgages, leases, subleases, licenses, instruments, notes, commitments, commissions, undertakings, arrangements and understandings: (i) the breach of which by the Company would reasonably be expected to have a Material Adverse Effect, or (ii) that are required to be filed as exhibits by the Company with the Commission pursuant to Items 601(b)(1), 601(b)(2), 601(b)(4), 601(b)(9) or 601(b)(10) of Regulation S-K promulgated by the Commission. 4.11 The Nasdaq Stock Market. The Common Stock is listed on The Nasdaq Global Market (“Nasdaq”). To the Company’s knowledge, there are no proceedings to revoke or suspend such listing or the listing of the Shares. The Company is in compliance with the requirements of Nasdaq for continued listing of the Common Stock thereon and any other Nasdaq listing and maintenance requirements, and the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Shares) will not result in any noncompliance by the Company with any such requirements. 4.16 Disclosure. The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company. The Company acknowledges and agrees that the Purchaser does not make and has not made any representations or warranties with respect to the issuance of the Shares contemplated hereby other than those specifically set forth in Section 5 hereof. 5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

The Purchaser hereby represents and warrants to the Company as follows, as of the date of this Agreement and as of the Closing Date: 5.1 Organization and Qualification. The Purchaser is an entity duly organized and validly existing in good standing under the laws of its jurisdiction of formation. 5.2 Requisite Power and Authority. The Purchaser has all requisite power and authority to execute and deliver this Agreement and to carry out the provisions of this Agreement. All action on the Purchaser’s part required for the lawful execution, delivery and performance of this Agreement has been taken. Upon its execution and delivery, this Agreement will be the valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. 5.3 No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not (a) result in a violation of the organizational documents of the Purchaser, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Purchaser is a party; or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (a) and (b) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform the Purchaser’s obligations hereunder. 5.4 Investment Representations. The Purchaser understands that the Shares have not been and, except as contemplated in Section 3, will not be, registered under the Securities Act. The Purchaser also understands that the Shares are being offered and issued pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser’s representations contained in this Agreement. The Purchaser hereby represents and warrants as follows: (a) The Purchaser Bears Economic Risk. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities of companies in a similar stage of development as the Company so that the Purchaser is capable of evaluating the merits and risks of the Purchaser’s investment in the Company and has the capacity to protect the Purchaser’s own interests. The Purchaser can bear the economic risk of this investment indefinitely. The Purchaser understands that, except as contemplated in Section 3, the Company has no present intention of registering the Shares or any shares of its capital stock. The Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times the Purchaser might propose. (b) Acquisition for Own Account. The Purchaser is acquiring the Shares for the Purchaser’s own account for investment only, not as a nominee or agent and not with a view towards their resale or distribution. The Purchaser has no present intent of selling, granting any participation in, or otherwise distributing the Shares. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. The Purchaser has not been formed for the specific purpose of acquiring the Shares.

(c) The Purchaser Can Protect the Purchaser’s Interest. The Purchaser represents that by reason of the Purchaser’s, or of the Purchaser’s management’s, business or financial experience, the Purchaser has the capacity to protect the Purchaser’s own interests in connection with the transactions contemplated in this Agreement. Neither the Purchaser nor any of the Purchaser’s officers, directors, employees, agents, stockholders or partners (i) has either directly or indirectly, including through a broker or finder, engaged in any general solicitation, (ii) has either directly or indirectly, including through a broker or finder, published any advertisement in connection with the offer and issuance of the Shares, or (iii) is aware of any publication of any advertisement in connection with the transactions contemplated in this Agreement. (d) Accredited Investor. The Purchaser represents that the Purchaser is an accredited investor within the meaning of Regulation D under the Securities Act. (e) Company Information. The Purchaser has received all the information the Purchaser considers necessary or appropriate for deciding whether to acquire the Shares. The Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Purchaser has also had the opportunity to ask questions of, receive answers from and obtain additional information from (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) the Company and its management regarding the terms and conditions of this investment. (f) Rule 144. The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser acknowledges and agrees that the Shares are “restricted securities” as defined in Rule 144 promulgated under the Securities Act as in effect from time to time and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three- month period not exceeding specified limitations. (g) Residence. The office of the Purchaser in which the Purchaser’s decision to acquire the Shares was made is located at the address of the Purchaser set forth on the signature page hereto. The Purchaser’s tax identification number is set forth on the signature page hereto. (h) No Disqualifying Events. Neither (i) the Purchaser nor (ii) any of the Purchaser’s directors, executive officers, or other officers that may serve as a director or officer of any company in which the Purchaser invests, general partners or managing members, is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”), except for Disqualification Events covered by Rule 506(d)(2)(ii), or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing Date in writing in reasonable detail to the Company. 5.5 No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

5.6 Transfer Restrictions. (a) Transfer Restrictions. The Purchaser acknowledges and agrees that the Shares are subject to restrictions on transfer as set forth in this Agreement. The Purchaser understands that the Shares and any securities issued in respect of or exchange for the Shares, may bear one or all of the following legends: “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.” Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended. (b) Unlegended Shares. The Company shall, at its sole expense, upon appropriate notice from any Purchaser stating that Registrable Securities have been sold pursuant to an effective Resale Registration Statement, cause its transfer agent to timely prepare and update the book entries for the Shares to be free of any restrictive legends and in such denominations and registered in such names as the Purchaser may request. Further, the Company shall, at its sole expense, cause its legal counsel or other counsel satisfactory to the transfer agent, if required by the transfer agent: (i) while the Resale Registration Statement is effective, to issue to the transfer agent a “blanket” legal opinion to allow sales without restriction pursuant to the effective Resale Registration Statement, and (ii) provide all other opinions as may reasonably be required by the transfer agent in connection with the removal of legends. The Purchaser may request that the Company remove, and the Company agrees to authorize the removal of, any legend from such Shares, (i) following any sale of such Shares pursuant to Rule 144, (ii) if such Shares are eligible for sale under Rule 144(b)(1), or (iii) following the time a legend is no longer required with respect to such Shares; provided the Company receives evidence from the Purchaser, reasonably satisfactory to the Company and its counsel, that Rule 144 or such other securities law exemption been complied with. If a legend is no longer required pursuant to the foregoing, the Company will, no later than three Business Days following the Purchaser’s request and the receipt of such evidence of compliance, cause its transfer agent to timely prepare and update the book entries for the Shares to be free from all restrictive legends. The Company warrants that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If the Purchaser effects a transfer of the Shares in accordance with Section 5.6(a), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at the Depository Trust Company in such name and in such denominations as specified by the Purchaser to effect such transfer. The Purchaser hereby agrees that the removal of the restrictive legend pursuant to this Section 5.6(b) is predicated upon the Company’s reliance that the Purchaser will sell any such Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom. (c) Stock Register; Ownership of Shares. The Company will cause its transfer agent to keep a register in which the Company will provide for the registration of transfers of the Shares. The Company may treat the Person in whose name any of the Shares are registered on such register as the owner thereof and the Company shall not be affected by any notice to the contrary. All references in this Agreement to a “holder” of any Shares shall mean the Person in whose name such Shares are at the time registered on such register. 6. CONDITIONS TO CLOSING. 6.1 Conditions to the Purchaser’s Obligation at the Closing. The Purchaser’s obligation to acquire the Shares at the Closing is subject to the satisfaction, at or prior to the Closing Date, of the following conditions, unless otherwise waived by the Purchaser: (a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 4 that are qualified as to materiality shall be true and correct in all respects as of the Closing Date, and the representations and warranties made by the Company in Section 4 that are not qualified as to materiality shall be true and correct in all material respects as of the Closing Date, in each case with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations, covenants and conditions herein required to be performed or observed by it on or prior to the Closing. (b) Legal Investment. On the Closing Date, the offer and issuance of the Shares shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject. (c) Consents, Permits and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement, except for such as may be properly obtained subsequent to the Closing. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and issuance of the Shares. (d) License Agreement. The License Agreement shall be in full force and effect, and the Antitrust Clearance Date shall have occurred. (e) Transfer Agent Instructions. The Company shall have delivered to its transfer agent irrevocable written instructions to issue to the Purchaser one or more certificates representing such Shares (or book-entry notations in lieu of such certificates). (f) Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official. The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation. (h) Legal Opinion. Baker and Hostetler LLP, counsel to the Company, shall deliver an opinion, dated as of the Closing Date, in substantially the form attached hereto as Exhibit C. 6.2 Conditions to Obligations of the Company. The Company’s obligation to issue the Shares at the Closing is subject to the satisfaction, at or prior to the Closing, of the following conditions, unless otherwise waived by the Company: (a) Representations and Warranties True. The representations and warranties in Section 5 made by the Purchaser shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

(b) Performance of Obligations. The Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Purchaser on or before the Closing. (c) Consents, Permits and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement, except for such as may be properly obtained subsequent to the Closing. (d) License Agreement. The License Agreement shall be in full force and effect, and the Antitrust Clearance Date shall have occurred. 7. MISCELLANEOUS. 7.1 Governing Law; Jurisdiction. This Agreement will be governed by and construed in accordance with the domestic laws of the State of New York for contracts entered into and to be performed in such state without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereto hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York, for purposes of all legal proceedings arising out of or relating to the contemplated transactions and agrees that process shall be served upon such party in the manner set forth in Section 7.8, and that service in such manner shall constitute valid and sufficient service of process. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to the contemplated transactions. 7.2 Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by either party without the prior written consent of the other party. Except as otherwise expressly provided in this Agreement, all covenants and agreements set forth in this Agreement by or on behalf of the parties shall bind and inure to the benefit of the respective successors and permitted assigns of the parties, whether so expressed or not. 7.3 Entire Agreement. This Agreement (including any exhibits hereto), together with the License Agreement and the other documents delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties hereto with respect to the subject matter hereof and thereof. No party hereto shall be liable or bound to any other party in any manner with respect to the subject matter hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein. 7.4 Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including each portion of any Section of hereof containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

7.5 Amendments and Waivers. This Agreement may be amended or modified, and the obligations of the Company and the Purchaser under this Agreement may be waived, discharged or terminated, only upon the written consent of the Company and the Purchaser. Any such waiver, discharge or termination effected in accordance with this Section 7.5 shall be binding upon the Purchaser and each transferee of the Shares, each future holder of all such securities and the Company. 7.6 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any party’s part of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. 7.7 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or: (a) personal delivery to the party to be notified; (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth below, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this section. The address for such notices and communications shall be as follows: If to the Company: Summit Therapeutics, Inc. 2882 Sand Hill Road, Suite 106 Menlo Park, California 94025 Email: [**] Attention: General Counsel If to the Purchaser: Akeso, Inc. Floor 4, Willow House, Cricket Square Grand Cayman, KY1‐9010, Cayman Islands Attention: Dr. Xia Yu Email: [**] With copies to (which will not constitute notice for purposes of this Agreement): Attention: [**] Email: [**] Sidley Austin LLP 1999 Avenue of the Stars, 17th Fl. Los Angeles, CA 90067 Email : [**]

7.8 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. All references in this Agreement to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto. 7.9 Counterparts; “.pdf” Copies. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 7.10 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement. 7.11 Broker’s Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify and to hold harmless each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.11 being untrue. 7.12 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties hereto may require. 7.13 Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement. [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this COMMON STOCK ISSUANCE AGREEMENT as of the date first written above. THE COMPANY: SUMMIT THERAPEUTICS, INC. By: /s/Robert W. Duggan_____________ Name: Robert W. Duggan Title: Chief Executive Officer THE PURCHASER: AKESO, INC. By:_/s/ Michelle Yu Xia ______________ Name: Michelle Yu Xia Title: Chief Executive Officer Address: ____________________________________ ____________________________________ Tax ID Number: ______________________

EXHIBIT B PLAN OF DISTRIBUTION The selling stockholders, which shall include donees, pledgees, transferees or other successors-in- interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein: • ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers; • block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction; • purchases by a broker-dealer as principal and resale by the broker-dealer for its own account; • an exchange distribution in accordance with the rules of the applicable exchange; • privately negotiated transactions; • short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC; • through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; • through agreements between broker-dealers and the selling stockholders to sell a specified number of such shares at a stipulated price per share; • a combination of any such methods of sale; and • any other method permitted by applicable law. The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the pledgees, transferees or other successors in interest will be the selling beneficial owners for purposes of this prospectus. In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to each such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with its agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule. The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act. To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus. In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with. We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act. We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus. We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which all of the shares may be sold without restriction pursuant to Rule 144 of the Securities Act. * * *